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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 24, 2007
                                ----------------

                          CLIFTON SAVINGS BANCORP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)

       United States                      0-50358                34-1983738
       -------------                      -------                ----------
(State or other jurisdiction of         (Commission             (IRS Employer
incorporation or organization)          File Number)         Identification No.)

                1433 Van Houten Avenue, Clifton, New Jersey 07015
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (973) 473-2200
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.03   AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN
            ------------------------------------------------------------
            FISCAL YEAR.
            ------------

      (a) On October 24, 2007, the Board of Directors of Clifton Savings Bancorp, Inc. (the "Company") amended Article VII, Sections 1 and 2 of the Company's Bylaws to authorize the Company's Board of Directors to provide that some or all of any or all classes or series of the Company's capital stock may be uncertificated shares. Previously, the Company's Bylaws did not authorize the issuance of uncertificated shares.

      A copy of the Company's amended Bylaws is attached to this Report as
Exhibit 3.2 and is incorporated herein by reference.

ITEM 8.01   OTHER EVENTS
            ------------

      On October 24, 2007, the Company announced that its Board of Directors had approved the repurchase for up to 555,000 shares, or approximately 5% of the Company's outstanding common stock held by persons other than Clifton MHC. These repurchases will be conducted solely through a Rule 10b5-1 repurchase plan with Keefe, Bruyette & Woods, Inc.

      The press release announcing the approval of the stock repurchase plan is attached to this Report as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

      (d)   Exhibits

            Number      Description
            ------      -----------

            3.2         Bylaws of Clifton Savings Bancorp, Inc.
            99.1        Press Release dated October 24, 2007

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    CLIFTON SAVINGS BANCORP, INC.



Date: October 26, 2007              By: /s/ John A. Celentano, Jr.
                                        --------------------------------------
                                        John A. Celentano, Jr.
                                        Chairman of the Board and
                                          Chief Executive Officer